AXA PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 5, 2007 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007,

AS REVISED AUGUST 24, 2007

Information in the section of the “Proxy Voting Policies and Procedures” has been revised. The last sentence in the section is deleted and replaced with the following information:

Information regarding how the portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “About Us” and click on “Proxy Voting Records”) and (ii) on the SEC’s website at http://www.sec.gov.